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                                                                    Exhibit 99.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1




Section 7.3 Indenture                              Distribution Date:11/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      2,083,200.00
            Class B Note Interest Requirement                        202,533.33
            Class C Note Interest Requirement                        345,262.50
                      Total                                        2,630,995.83

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         1.65333
              Class B Note Interest Requirement                         1.92889
              Class C Note Interest Requirement                         2.55750

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                      1,260,000,000
              Class B Note Principal Balance                        105,000,000
              Class C Note Principal Balance                        135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                      By:
                                        --------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President